UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 13, 2017

Green Brick Partners, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-33530	20-5952523
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
2805 Dallas Parkway, Suite 400 Plano, Texas	75093
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code:  (469) 573-6755

(Former name or former address, if changed since last report)
Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period or complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01          Regulation FD Disclosure.

Green Brick Partners, Inc. is scheduled to participate in the Credit Suisse Homebuilding & Building Products Conference, on November 14, 2017, in New York, New York, the Southwest IDEAS Investor Conference, on November 15, 2017, in Dallas, Texas and the Citi Basic Materials Conference, on November 29, 2017, in New York, New York. The materials to be presented at the conferences are furnished as Exhibit 99.1 to this report.

The information in Item 7.01 of this report shall not be deemed to be “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, and shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01          Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description of Exhibit
99.1	Presentation of Green Brick Partners, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREEN BRICK PARTNERS, INC.

By:	/s/ Richard A. Costello
Name:	Richard A. Costello
Title:	Chief Financial Officer

Date:          November 13, 2017